Exhibit 99.1



For Immediate Release                       Kronos Contact:   Paul Lacy
                                                              (978) 947-4944
                                                              placy@kronos.com



                      Kronos(R) REPORTS FOURTH QUARTER AND
                        YEAR END RESULTS FOR FISCAL 2003


CHELMSFORD, Mass., Oct. 28, 2003 -- Kronos(R) Incorporated (Nasdaq: KRON) today reported financial results for the fourth quarter and full year of Fiscal 2003, reflecting sustained double-digit growth in both net income and revenue. Net income for the fourth quarter of Fiscal 2003 rose 16 percent to $12.0 million, or $.57 per diluted share, as compared to $10.4 million, or $.52 per diluted share, for the same period a year ago. Revenue for the fourth quarter rose 14 percent to $112.9 million as compared to $99.2 million for the same period a year ago.

For the twelve-month period, net income rose 20 percent to $34.7 million, or $1.68 per diluted share, as compared to $28.8 million, or $1.42 per diluted share, for the same period last year. For the twelve-month period, revenue rose 16 percent to $397.4 million as compared to $342.4 million for the twelve months of the prior year. These results compare favorably to guidance given by Kronos at the beginning of the fiscal year of revenue in the range of $375-385 million and earnings in the range of $1.55-1.65 per share.

Mark S. Ain, Kronos' chief executive officer, said, "We are pleased that our financial results reflect strong, continued demand for our solutions as organizations strive to align diverse and complex workforces with ever-changing work and business goals. With double-digit growth in earnings and revenue for both the quarter and the year, it is clear that Kronos continues to profitably grow despite the current economic environment."

                                     (more)

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This marks Kronos' 95th straight  quarter of revenue growth compared to the same period in the previous year, and 66th consecutive quarter of profitability (Note
1). Kronos' balance sheet remains strong with $131 million in cash and investments and no debt. Total deferred maintenance, professional services, and product revenue at the end of the quarter was $126 million. Cash flow from operations was $29.4 million for the quarter compared to $27.5 million for the same period last year.

For the twelve-month period, cash flow from operations was $82.6 million compared to $70.2 million for the same period last year. Days sales outstanding
(DSO) for accounts receivable was 63 days at the end of the quarter.

"We are delighted with the acceptance of our new HR and payroll applications which we introduced at the end of last year. We have customer wins across a wide range of vertical markets representing organizations large and small. Including the users that we acquired, Kronos now has 200 HR and payroll customers, and has been cited by industry authors as being one of the most active players in the marketplace," continued Ain. "We are extremely pleased with the acceptance of our HR and payroll applications and the growth of our customer base."

Quarterly Wins

"Kronos continually finds more dynamic ways to help our customers improve the performance of their people and their business. We take an immense amount of pride in helping customers and believe that, among other attributes, our ability to deliver on promises brings them back to Kronos again and again," stated Ain. "Organizations of all sizes continue to embrace our blend of human resources, payroll, scheduling, and time and labor solutions." Notable wins during the quarter included AmeriPath, California Pacific Medical Center, Fort Worth Independent School District, Home Shopping Network, Penn State Milton S. Hershey Medical Center, Republic Services, Sonoma County, and many others.

"We unveiled our product roadmap to more than 1,000 customers and prospects last week at our KronosWorks Worldwide Customer Conference and the response was terrific," commented Ain. "Not only were customers very interested in the product previews that we offered, but for the first time since the late 1990s, they seem to have the budgeted funds to spend. These are exciting times for Kronos and Kronos customers alike."

                                     (more)

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Fiscal 2004 Outlook

"We anticipate that our upgrade cycle, as well as exciting new applications and enhancements, will support another year of growth. Because Kronos will introduce more significant new applications this fiscal year than during any previous year in our history, we will be making front-end loaded investments to launch products, train our people, and enhance our infrastructure. Because of these active investments in our future and because we overachieved early last fiscal year, we expect profitability to grow at a greater rate in the latter part of the fiscal year," stated Ain. "Assuming that the current economic environment continues but does not worsen, we expect to report first quarter revenue in the range of $99-102 million and earnings in the range of $.35-.39 per share, and Fiscal 2004 revenue of $446-459 million, with earnings per share in the range of $1.90 to $2.02."

Conference Call Webcast

Kronos senior management plans to review its fourth-quarter and year-end results during a conference call today beginning at 4:30 p.m. Eastern. The conference call will be webcast live at http://www.kronos.com/invest and will be available for replay purposes.

About Kronos Incorporated

Kronos Incorporated is a single-source provider of human resources, payroll, scheduling, and time and labor solutions. Kronos' best-in-class Employee Relationship Management solution enables organizations to reduce costs and increase productivity, put real-time information in the hands of decision makers, align employee performance with organizational objectives, and improve employee satisfaction. More than 40,000 organizations trust Kronos to solve their employee-centric business challenges. Learn more at www.kronos.com.

Safe Harbor Statement

This press release contains forward-looking statements that involve a number of risks and uncertainties, including the performance estimates and statements relating to earnings and revenue growth and profitability, the ability to close potential product sales transactions, the ability to realize revenues from the sales pipeline, the market acceptance of our new products and enhancements, our ability to monitor and manage discretionary costs, growth in the market for our products and within the economy generally, and potential acquisitions. Among the important factors that could cause actual operating results to differ materially from those indicated by such forward-looking statements are delays in product development, including enhancements to existing products, product performance issues, competitive pressures, general economic conditions, possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangement and the risk factors detailed in the company's periodic reports and registration statements filed with the Securities and Exchange Commission. The timing of the release of new products or product enhancements will take place if and when available and at the sole discretion of Kronos.

Note 1: Excluding a one-time special charge in the second quarter of Fiscal
2001.

                                       ###

(C) 2003 Kronos Incorporated. Kronos and the Kronos logo are registered trademarks of Kronos Incorporated or a related company. All other product and company names mentioned are used for identification purposes only and may be trademarks of their respective owners.

                               KRONOS INCORPORATED
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except share and per share amounts)
                                    UNAUDITED



                                                              Three Months Ended                    Twelve Months Ended
                                                       -------------------------------       --------------------------------
                                                       September 30,     September 30,       September 30,      September 30,
                                                            2003              2002                2003               2002
                                                       -------------     -------------       -------------      -------------
Net revenues:
   Product ......................................      $     53,392       $     48,815       $    178,607       $    158,466
   Maintenance ..................................            33,434             28,041            124,911            105,519
   Professional services ........................            26,123             22,388             93,837             78,392
                                                       ------------       ------------       ------------       ------------
                                                            112,949             99,244            397,355            342,377
Cost of sales:
   Costs of product .............................            12,054             10,621             42,507             37,577
   Costs of maintenance and professional services            31,241             25,547            112,897             94,061
                                                       ------------       ------------       ------------       ------------
                                                             43,295             36,168            155,404            131,638
                                                       ------------       ------------       ------------       ------------
       Gross profit .............................            69,654             63,076            241,951            210,739
Operating expenses and other income:
   Sales and marketing ..........................            32,463             30,194            123,937            109,780
   Engineering, research and development ........            10,534             10,760             38,463             36,970
   General and administrative ...................             7,386              6,082             25,884             21,196
   Amortization of intangible assets ............               988                857              3,481              2,970
   Other income, net ............................              (564)            (1,001)            (4,375)            (4,668)
                                                       ------------       ------------       ------------       ------------
                                                             50,807             46,892            187,390            166,248

       Income before income taxes ...............            18,847             16,184             54,561             44,491
Provision for income taxes ......................             6,876              5,824             19,895             15,664
                                                       ------------       ------------       ------------       ------------
       Net income ...............................      $     11,971       $     10,360       $     34,666       $     28,827
                                                       ============       ============       ============       ============

Net income per common share:
       Basic ....................................      $       0.59       $       0.53       $       1.74       $       1.47
                                                       ============       ============       ============       ============
       Diluted ..................................      $       0.57       $       0.52       $       1.68       $       1.42
                                                       ============       ============       ============       ============

Weighted-average common shares outstanding:
       Basic ....................................        20,180,863         19,612,567         19,889,961         19,608,877
                                                       ============       ============       ============       ============
       Diluted ..................................        21,054,345         19,946,839         20,668,679         20,362,541
                                                       ============       ============       ============       ============


                               KRONOS INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (In thousands, except share and per share amounts)
                                    UNAUDITED




                                                                                                September 30,       September 30,
                                                                                                     2003                2002
                                                                                                -------------       -------------

                                          ASSETS
Current assets:
     Cash and equivalents ...................................................................       $  69,884        $  34,117
     Marketable securities ..................................................................          17,056           16,096
     Accounts receivable, less allowances of $7,833 .........................................          84,275           84,128
         at September 30, 2003 and $9,697 at September 30, 2002
     Deferred income taxes ..................................................................           8,427            6,893
     Other current assets ...................................................................          18,649           17,835
                                                                                                    ---------        ---------
            Total current assets ............................................................         198,291          159,069

Property, plant and equipment, net ..........................................................          39,263           38,635
Marketable securities .......................................................................          44,065           24,534
Intangible assets ...........................................................................          22,938           20,545
Goodwill ....................................................................................          70,446           56,167
Capitalized software, net ...................................................................          23,012           22,237
Other assets ................................................................................          14,791           11,837
                                                                                                    ---------        ---------
            Total assets ....................................................................       $ 412,806        $ 333,024
                                                                                                    =========        =========

                           LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable .......................................................................       $   6,584        $   6,212
     Accrued compensation ...................................................................          35,655           32,674
     Accrued expenses and other current liabilities .........................................          16,169           10,831
     Deferred product revenues ..............................................................           3,387            6,853
     Deferred professional service revenues .................................................          39,745           33,551
     Deferred maintenance revenues ..........................................................          75,505           66,550
                                                                                                    ---------        ---------
            Total current liabilities .......................................................         177,045          156,671

Deferred maintenance revenues ...............................................................           7,319            8,588
Deferred income taxes .......................................................................           8,190            4,565
Other liabilities ...........................................................................           3,655            3,531

Shareholders' equity:
     Preferred Stock, par value $1.00 per share:  authorized 1,000,000 shares,
         no shares issued and outstanding ...................................................            --               --
     Common Stock, par value $.01 per share:  authorized 50,000,000 shares, 20,293,185 and
          19,911,952 shares issued at September 30, 2003 and September 30, 2002, respectively             203              199
     Additional paid-in capital .............................................................          38,211           31,494
     Retained earnings ......................................................................         177,841          143,175
     Cost of Treasury Stock (173 shares and 366,062 shares at
         September 30, 2003 and September 30, 2002, respectively) ...........................              (6)         (14,020)
     Accumulated other comprehensive loss:
         Foreign currency translation .......................................................              (8)          (1,372)
         Net unrealized gain on available-for-sale investments ..............................             356              193
                                                                                                    ---------        ---------
                                                                                                          348           (1,179)

            Total shareholders' equity ......................................................         216,597          159,669
                                                                                                    ---------        ---------
            Total liabilities and shareholders' equity ......................................       $ 412,806        $ 333,024
                                                                                                    =========        =========